EXHIBIT 99.2

MEDIA AND ENTERTAINMENT.COM, INC.

(A DEVELOPMENT STAGE COMPANY)

PRO FORMA CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2004

UNAUDITED

ASSETS

	Media	WDCS	WH	Combined	Pro Forma		Pro Forma
	09/30/04	09/30/04	09/30/04	09/30/04	Adjustments		As Adjusted
ASSETS:

Current assets:
Cash	$ 28,168	$ 231	$ -	$ 28,399	$ -		$ 28,399
Loan receivable - related party	43,600	-	-	43,600	-		43,600
Prepaids	-	-	-	-	-		-
Accounts receivable	-	25,000	-	25,000	-		25,000
Total current assets	71,768	25,231	-	96,999	-		96,999

Fixed assets:
Computer Equipment / DMS Equipment	97,926	1,577,269	-	1,675,195	-		1,675,195
Software	1,388	160,000	-	161,388	-		161,388
Infrastructure	-	320,000	-	320,000	-		320,000
Furniture & Fixtures	-	3,040	10,000	13,040	-		13,040
Less: Accumulated depreciation	(48,810)	(462,101)	(3,265)	(514,176)	-		(514,176)
Total fixed assets	50,504	1,598,208	6,735	1,655,447	-		1,655,447

Other assets:
Officer's salary advance
Loan receivable - officer, director & shareholder	-	-	-	-	-		-
Due from related party	-	-	2,267,085	2,267,085	(2,258,845)	(a)	8,240
Refundable deposits	-	-	60,000	60,000	-		60,000
Goodwill	-	-	-	-	3,899,900	(b)	3,899,900
Total other assets	-	-	2,327,085	2,327,085	1,641,055		3,968,140

TOTAL ASSETS	$ 122,272	$ 1,623,439	$ 2,333,820	$ 4,079,531	$ 1,641,055		$ 5,720,586

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:

Current liabilities:
Bank overdraft liability	$ -	$ -	$ 2,033	$ 2,033	-		$ 2,033
Accounts payable	135,102	1,046,336	49,237	1,230,675	-		1,230,675
Accrued expenses	31,619	49,800	188,911	270,330	-		270,330
Payroll tax liabilities	18,663	-	49,087	67,750	-		67,750
Notes payable	-	-	-	-	-		-
Loan payable - related party	-	43,600	-	43,600	-		43,600
Loans payable - officer, director & shareholder	36,419	95,692	90,912	223,023	-		223,023
Total current liabilities	221,803	1,235,428	380,180	1,837,411	-		1,837,412

Long-term liabilities:
Notes payable - DSI	-	-	847,000	847,000	-		847,000
Due to related party	-	2,258,845	-	2,258,845	(2,258,845)	(a)	-
Total long-term liabilities	-	2,258,845	847,000	3,105,845	(2,258,845)		847,000

TOTAL LIABILITIES	221,803	3,494,273	1,227,180	4,943,256	(2,258,845)		2,684,411

Stockholders' equity:
Convertible preferred stock
Warrants	-	100,000	2,000,100	2,100,100	(2,100,100)	(b)	-
Common stock	33,879	-	-	33,879	-		33,879
Additional paid-in capital - Common stock	14,199,434	-	-	14,199,434	-		14,199,434
Deferred compensation - stock subscriptions	(6,000,000)	-	-	(6,000,000)	6,000,000	(b)	-
Accumulated (deficit) during development stage	(8,332,844)	(1,970,834)	(893,460)	(11,197,138)	-		(11,197,138)
Total stockholders' equity	(99,531)	(1,870,834)	1,106,640	(863,725)	3,899,900		3,036,175

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 122,272	$ 1,623,439	$ 2,333,820	$ 4,079,531	$ 1,641,055		$ 5,720,586

MEDIA AND ENTERTAINMENT.COM, INC.

(A DEVELOPMENT STAGE COMPANY)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

UNAUDITED

	MEDE	WDC	WH	Combined
	Nine months ended
	9/30/2004	9/30/2004	9/30/2004	9/30/2004

REVENUE	$ -	$ 25,000	$ -	$ 25,000

COST OF GOODS SOLD	-	256,120	-	256,120

GROSS PROFIT	-	(231,120)	-	(231,120)

EXPENSES:
Selling, general and administrative	2,183,505	1,764,243	204,866	4,152,615
Selling, general and administrative, related party	-	-	-	-
Depreciation expense	14,635	254,930	1,837	271,401
Total expenses	2,198,140	2,019,173	206,703	4,424,016

OPERATING INCOME (LOSS)	(2,198,140)	(2,250,293)	(206,703)	(4,655,136)

OTHER INCOME/(EXPENSES):
Interest expense	(1,912)	(503)	(5,000)	(7,415)
Interest income	-	-	-	-
Other income	-	43,095	-	43,095
Total other income/(expenses)	(1,912)	42,592	(5,000)	35,680

NET ORDINARY INCOME (LOSS)	$ (2,200,052)	$ (2,207,701)	$ (211,703)	$ (4,619,456)

Basic weighted average number of
common shares outstanding	43,061,775			43,061,775

Net loss per basic share	$ (0.05)			$ (0.11)

Net loss per diluted share	$ (0.05)			$ (0.11)

MEDIA AND ENTERTAINMENT.COM, INC.

(A DEVELOPMENT STAGE COMPANY)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003

UNAUDITED

	Media	WDC	WH	Combined
	Twelve months ended
	12/31/2003	12/31/2003	12/31/2003	12/31/2003
REVENUE	$ -	$ 1,677,115	$ 22,811	$ 1,699,926
				-
COST OF GOODS SOLD	-	409,166	-	409,166

GROSS PROFIT	-	1,267,949	22,811	1,290,760

EXPENSES:
Selling, general and administrative	4,247,970	1,980,081	538,159	6,766,210
Selling, general and administrative, related party	-	-	-	-
Depreciation expense	21,358	207,171	1,429	229,958
Total expenses	4,269,328	2,187,252	539,588	6,996,168

OPERATING INCOME (LOSS)	(4,269,328)	(919,303)	(516,777)	(5,705,408)

OTHER INCOME/(EXPENSES):
Research and development expense	(33,032)	-	-	(33,032)
Interest expense	(12,694)	(67,106)	(5,000)	(84,800)
Interest income	-	-	-	-
Other expense			(2,406)	(2,406)
Other income	24,331	40,000	-	64,331
Total other income/(expenses)	(21,395)	(27,106)	(7,406)	(55,907)

NET ORDINARY INCOME (LOSS)	$ (4,290,723)	$ (946,409)	$ (524,183)	$ (5,761,315)

Basic weighted average number of
common shares outstanding	27,721,868			27,721,868

Net loss per basic share	$ (0.15)			$ (0.21)

Net loss per diluted share	$ (0.15)			$ (0.21)

UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

On October 7, 2004, Winsonic Acquisition Sub, Inc., a newly formed Nevada corporation (“Merger Sub”) merged with and into Winsonic Digital Cable Systems Network, Ltd., a California corporation (“Winsonic”) f/k/a Winsonic Holdings, Ltd., and became a wholly-owned subsidiary of Media and Entertainment.com, Inc. (the “Company”), which has since changed its name to Winsonic Digital Media Group, Ltd.  The results of Winsonic Digital Cable Systems Network, Ltd. and Winsonic Holdings, Ltd. will be included in the consolidated financial statements subsequent to the acquisition. The acquisition was accounted for using the purchase method of accounting. The acquisition included the purchase of all the outstanding shares of common stock of Winsonic Digital Cable Systems Network, Ltd. and Winsonic Holdings, Ltd. in exchange for an aggregate of 10 million shares of the Company’s common stock (including 2 million shares previously issued to Winston Johnson) valued at $6 million. For purposes of preparing pro forma financial statements, the Company has allocated $3,899,900 to goodwill.

The accompanying pro forma financial statements are presented in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combining balance sheet was prepared as if the transaction occurred on September 30, 2004. To prepare the pro forma unaudited condensed combining statements of operations, the Company’s statements of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004 have been combined with the statements of operations of Winsonic Digital Cable Systems Network, Ltd. and Winsonic Holdings, Ltd. for the same periods. To prepare the pro forma unaudited condensed combining balance sheets, the Company’s September 30, 2004 balance sheet has been combined with the September 30, 2004 balance sheets of Winsonic Digital Cable Systems Network, Ltd. and Winsonic Holdings, Ltd. This method of combining the balance sheets is only for presentation for pro forma unaudited condensed combining financial statements. The unaudited pro forma condensed combining financial statements are subject to a number of estimates, assumptions and uncertainties and do not purport  to reflect the results of operations that would have occurred  had this acquisition taken place on the date indicated nor do they purport to reflect results of operations that will occur in the future. The unaudited pro forma condensed combining financial statements should be read in conjunction with the historical financial statements of the Company and Winsonic Digital Cable Systems Network, Ltd. and Winsonic Holdings, Ltd.

PRO FORMA ADJUSTMENTS – BALANCE SHEETS

(a)

Reflects amounts due to / from Winsonic Holdings, Ltd.

(b)

Per acquisition agreement, 10 million shares of common stock valued at $6 million were issued for the acquisition of Winsonic Digital Cable Systems Network, Ltd. and Winsonic Holdings, Ltd. Also, all outstanding warrants (obligations of Winsonic) valued at $2,100,100 were canceled subsequent to the acquisition.  The net balance was recorded as Goodwill.